May 6, 2021

DREYFUS INSTITUTIONAL RESERVES FUNDS

-Dreyfus Institutional Treasury Securities Cash Advantage Fund

Supplement to Current Prospectuses

Dreyfus Institutional Treasury Securities Cash Advantage Fund (the "Fund") is no longer offered for investment, and all references to the Fund in the Prospectuses are removed.